SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION OF
ALLSPRING SPECIALTY FUNDS
Allspring Specialized Technology Fund
(the “Fund”)

Today, the U.S. Department of Justice announced that Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) -which currently serves as the Fund’s sub-adviser- agreed to plead guilty to criminal securities fraud in connection with investment management of an AllianzGI U.S. proprietary investment product. As a consequence of the guilty plea, AllianzGI U.S. will be immediately disqualified from providing advisory services to U.S. registered investment funds for the next ten years, including the Fund. The Securities and Exchange Commission announced that it will allow a brief transition period during which AllianzGI U.S. can continue to provide sub-advisory services to U.S. registered investment funds like the Fund for up to ten weeks. Allspring Funds Management is reviewing the situation and will make a recommendation to the Fund’s Board of Trustees in the near future regarding sub-advisory services to the Fund.

May 17, 2022	SFR052/P401SP